UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to Section240.14a-12

MOUNTAIN CREST ACQUISITION CORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.

(3)	Filing Party:

(4)	Date Filed:

Important Information and Where To Find It

In connection with the proposed business combination, Mountain Crest Acquisition Corp (“MCAC”) filed its definitive proxy statement on Schedule 14A on January 21, 2021 with the Securities and Exchange Commission (the “SEC”), and intends to file additional relevant materials when available. MCAC’s stockholders and other interested persons are advised to read the definitive proxy statement filed in connection with the proposed business combination, as these materials contain important information about Playboy Enterprises, Inc. (“Playboy”), MCAC, and the proposed business combination. MCAC has mailed the definitive proxy statement and a proxy card to each stockholder of record entitled to vote at the special meeting on the business combination and the other proposals. STOCKHOLDERS OF MCAC ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE BUSINESS COMBINATION THAT MCAC FILES WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT MCAC, PLAYBOY, AND THE BUSINESS COMBINATION. Stockholders are also able to obtain copies of the definitive proxy statement and other relevant materials filed with the SEC, without charge, at the SEC’s website at www.sec.gov, or by visiting the investor relations section of https://www.mcacquisition.com/.

Participants in the Solicitation

MCAC and its directors and executive officers may be deemed participants in the solicitation of proxies from MCAC’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in MCAC are included in the definitive proxy statement for the proposed business combination and are available at www.sec.gov. Information about MCAC’s directors and executive officers and their ownership of MCAC common stock is set forth in MCAC’s prospectus, dated June 4, 2020 and in the definitive proxy statement, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filings. Other information regarding the interests of the participants in the proxy solicitation is included in the definitive proxy statement pertaining to the proposed business combination. These documents can be obtained free of charge from the sources indicated above.

Playboy and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of MCAC in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination is included in the definitive proxy statement for the proposed business combination.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. MCAC’s and Playboy’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, MCAC’s and Playboy’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the definitive merger agreement (the “Agreement”) or could otherwise cause the transaction to fail to close; (2) the outcome of any legal proceedings that may be instituted against MCAC and Playboy following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of MCAC and certain regulatory approvals, or to satisfy other conditions to closing in the Agreement; (4) the impact of COVID-19 pandemic on Playboy’s business and/or the ability of the parties to complete the proposed business combination; (5) the inability to obtain or maintain the listing of MCAC’s shares of common stock on Nasdaq following the proposed business combination; (6) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (7) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of Playboy to grow and manage growth profitably, and retain its key employees; (8) costs related to the proposed business combination; (9) changes in applicable laws or regulations; (10) the possibility that MCAC or Playboy may be adversely affected by other economic, business, and/or competitive factors; (11) risks relating to the uncertainty of the projected financial information with respect to Playboy; (12) risks related to the organic and inorganic growth of Playboy’s business and the timing of expected business milestones; (13) the amount of redemption requests made by MCAC’s stockholders; and (14) other risks and uncertainties indicated from time to time in the final prospectus of MCAC for its initial public offering and the definitive proxy statement relating to the proposed business combination, including those under “Risk Factors” therein, and in MCAC’s other filings with the SEC. MCAC cautions that the foregoing list of factors is not exclusive. MCAC and Playboy caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. MCAC and Playboy do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Playboy Enterprises, Inc. and Mountain Crest Acquisition Corp Participate in SPACInsider-ICR Webinar on January 29th at 12pm ET

January 26, 2021 – LOS ANGELES & NEW YORK – Playboy Enterprises, Inc. (the “Company” or “Playboy”), and Mountain Crest Acquisition Corp (Nasdaq: MCAC) (“Mountain Crest”), a publicly-traded special purpose acquisition corporation, today announced that the two companies will participate in a webinar hosted by SPACInsider and ICR on January 29, 2021 at 12:00 p.m. ET.

Learn more and register for the event at:

https://icrinc.zoom.us/webinar/register/1716027793907/WN_GKWqbHkeSyuWetJmLFkj4g

Participants in the webinar will include:

•	Ben Kohn, CEO, Playboy
•	Rachel Webber, Chief Brand & Strategy Officer, Playboy
•	Dr. Suying Liu, Chairman and CEO, Mountain Crest Acquisition Corp

Playboy’s return to the public markets presents a transformed, streamlined and high-growth business. The Company has over $400 million in cash flows contracted through 2029, sexual wellness products available for sale online and in over 10,000 major retail stores in the US, and a growing variety of clothing and branded lifestyle and digital gaming products.

As previously announced, upon closing of the business combination, Mountain Crest will be renamed “PLBY Group, Inc.” and is expected to trade on the Nasdaq Stock Market under a new ticker symbol, “PLBY.” As part of the deal, Playboy will retain its highly experienced management team, led by CEO Ben Kohn, to lead the Company’s strategic transformation.

About Playboy
Playboy is one of the largest and most recognizable global lifestyle platforms in the world, with a strong consumer business focused on four categories comprising The Pleasure Lifestyle: Sexual Wellness, Style & Apparel, Gaming & Lifestyle and Beauty & Grooming. Under its mission of Pleasure for All, the 67-year-old Playboy brand drives more than $3 billion in global consumer spend and sells products across 180 countries. Playboy is one of the most iconic brands in history.

About Mountain Crest Acquisition Corp

Mountain Crest Acquisition Corp is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Visit https://www.mcacquisition.com/.

About SPACInsider

SPACInsider is a trusted intelligence and analysis provider specializing in the Special Purpose Acquisition Corporation (SPAC) asset class. SPACInsider’s mission is to be the best-in-class source for SPAC information benefiting investors, SPAC teams, bankers and service providers. The company provides comprehensive data covering the SPAC transaction universe, along with detailed analysis and coverage of IPO and acquisition events. SPACInsider is led by Kristi Marvin, a career investment banker with over 15 years of experience in the capital markets, who began working on SPACs in 2005.

About ICR

Established in 1998, ICR partners with companies to execute strategic communications and advisory programs that achieve business goals, build awareness and credibility, and enhance long-term enterprise value. The firm’s highly-differentiated service model, which pairs capital markets veterans with senior communications professionals, brings deep sector knowledge and relationships to more than 650 clients in approximately 20 industries. ICR’s healthcare practice operates under the Westwicke brand (www.westwicke.com). Today, ICR is one of the largest and most experienced independent communications and advisory firms in North America, maintaining offices in New York, Norwalk, Boston, Baltimore, San Francisco, San Diego and Beijing. ICR also advises on capital markets transactions through ICR Capital, LLC. Learn more at www.icrinc.com. Follow us on Twitter at @ICRPR.

Important Information About the Proposed Business Combination and Where to Find It

In connection with the proposed business combination, Mountain Crest filed its definitive proxy statement on Schedule 14A on January 21, 2021 with the Securities and Exchange Commission (the “SEC”), and intends to file additional relevant materials when available. .. Mountain Crest’s stockholders and other interested persons are advised to read the definitive proxy statement filed in connection with the proposed business combination, as these materials contain important information about Playboy, Mountain Crest, and the proposed business combination. Mountain Crest has mailed the definitive proxy statement and a proxy card to each stockholder of record entitled to vote at the special meeting on the business combination and the other proposals. STOCKHOLDERS OF MOUNTAIN CREST ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE BUSINESS COMBINATION THAT MOUNTAIN CREST FILES WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT MOUNTAIN CREST, PLAYBOY, AND THE BUSINESS COMBINATION. Stockholders are also able to obtain copies of the definitive proxy statement and other relevant materials filed with the SEC, without charge, at the SEC’s website at www.sec.gov, or by visiting the investor relations section of https://www.mcacquisition.com/.

Participants in the Solicitation

Mountain Crest and its directors and executive officers may be deemed participants in the solicitation of proxies from Mountain Crest’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Mountain Crest are included in the definitive proxy statement for the proposed business combination and are available at www.sec.gov. Information about Mountain Crest’s directors and executive officers and their ownership of Mountain Crest common stock is set forth in Mountain Crest’s prospectus, dated June 4, 2020 and in the definitive proxy statement, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filings. Other information regarding the interests of the participants in the proxy solicitation is included in the definitive proxy statement pertaining to the proposed business combination. These documents can be obtained free of charge from the sources indicated above.

Playboy and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Mountain Crest in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination is included in the definitive proxy statement for the proposed business combination.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Mountain Crest’s and Playboy’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Mountain Crest’s and Playboy’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the definitive merger agreement (the “Agreement”) or could otherwise cause the transaction to fail to close; (2) the outcome of any legal proceedings that may be instituted against Mountain Crest and Playboy following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of Mountain Crest and certain regulatory approvals, or to satisfy other conditions to closing in the Agreement; (4) the impact of COVID-19 pandemic on Playboy’s business and/or the ability of the parties to complete the proposed business combination; (5) the inability to obtain or maintain the listing of Mountain Crest’s shares of common stock on Nasdaq following the proposed business combination; (6) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (7) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of Playboy to grow and manage growth profitably, and retain its key employees; (8) costs related to the proposed business combination; (9) changes in applicable laws or regulations; (10) the possibility that Mountain Crest or Playboy may be adversely affected by other economic, business, and/or competitive factors; (11) risks relating to the uncertainty of the projected financial information with respect to Playboy; (12) risks related to the organic and inorganic growth of Playboy’s business and the timing of expected business milestones; (13) the amount of redemption requests made by Mountain Crest’s stockholders; and (14) other risks and uncertainties indicated from time to time in the final prospectus of Mountain Crest for its initial public offering and the definitive proxy statement relating to the proposed business combination, including those under “Risk Factors” therein, and in Mountain Crest’s other filings with the SEC. Mountain Crest cautions that the foregoing list of factors is not exclusive. Mountain Crest and Playboy caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Mountain Crest and Playboy do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts:

Investors

PlayboyIR@icrinc.com

Media

PlayboyPR@icrinc.com